Earnings Per Share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Earnings Per Share

NOTE 43. EARNINGS PER SHARE
Earnings per share are calculated by dividing income attributable to parent company´s owners by the weighted average number of outstanding ordinary shares during the year. As the Group does not have preferred shares or debt convertible into shares, basic earnings are equal to diluted earnings per share.

	12.31.24	12.31.23	12.31.22
Net Income for the Year Attributable to Parent Company´s Owners	1,624,744,805	734,238,287	329,383,656
Weighted Average Ordinary Shares	1,483,089	1,474,692	1,474,692
Earnings per Share	1,095.51	497.89	223.36